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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                USG Corporation
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                (Name of Registrant as Specified in Its Charter)
                                USG Corporation
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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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                                    --------------------------------------------
                                    USG CORPORATION
[USG LOGO]                          --------------------------------------------
                                    125 South Franklin Street
                                    --------------------------------------------
                                    Chicago, IL 60606-4678
                                    --------------------------------------------
                                    312 606-4000
                                    --------------------------------------------

May 4, 2000

Dear Fellow USG Shareholder:

Your company's Annual Meeting is less than one week away. I am asking you to support your company's highly qualified, independent nominees, who have made significant contributions to USG's financial performance. At the same time, I urge you to reject the attempt by Hakatak Enterprises to install its candidates on your company's Board. PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY.

Since our recent announcement of record quarterly earnings, there are strong indications that the market is beginning to recognize the value that USG's shares represent. Like many "old economy" stocks, USG's stock performance had been overshadowed by the market's interest in "new economy" investments. We believe that the market is returning to companies that make real products and real profits. SINCE THE END OF FEBRUARY, USG'S SHARE PRICE HAS RISEN FROM A LOW OF 30 3/4 ON FEBRUARY 25, TO 44 3/16 ON MAY 2, AN INCREASE OF 43%. OVER THE SAME PERIOD, USG HAS SIGNIFICANTLY OUTPERFORMED ITS PEERS.

                                    [CHART]

We believe the substantial increase in the value of your shares reflects the execution of USG's business plan, which is designed to yield real returns to shareholders while prudently reinvesting in your company's future. One industry analyst recently said:

"..we continue to believe that management is leading shareholders down the right track. Attracting new investors and getting a higher share price will eventually come as management executes their plan. Investors with the patience to be holders since the restructuring days of the early 1990's ought to have the patience to wait another twelve to eighteen months. WE THINK THERE IS TREMENDOUS VALUE IN THE SHARES AND THAT INVESTORS SHOULD CONTINUE TO BUY."*
        Matt Moyer, A.G. Edwards & Sons, 4-19-00
-------------------------
* emphasis added.


USG IS COMMITTED TO SHAREHOLDER VALUE. Your management team regularly consults with leading independent investment bankers in its continuing commitment to enhancing shareholder value. Your Board of Directors and management carefully evaluate all opportunities to increase the value of your investment. We remain convinced that by investing for growth in our core businesses, while providing direct cash returns to shareholders through dividends and stock repurchases, we are creating real, sustainable value for our shareholders. We have recently accelerated our stock buyback program, and last month, authorized the repurchase of an additional 5 million shares, or 10 percent of shares outstanding. When both current buyback programs are completed, we will have repurchased 20 percent of all outstanding shares. As another analyst stated:


"Given the aggressive share repurchase dividend programs that have been implemented, it seems difficult to argue that management is not taking logical steps to increase shareholder value and return cash to its equity owners." Chris Winham, Goldman, Sachs & Co., 4-19-00


USG IS COMMITTED TO ITS SHAREHOLDERS. Your company holds ongoing meetings with key investors throughout the country on a regular basis. In 1999 we had 120 face-to-face meetings with investors in fifteen different cities across the U.S. Last year, I personally met with seven of our largest shareholders. Furthermore, over the last two years, USG has had several conversations with Tom Hacker of Hakatak Enterprises to discuss his issues and concerns. At no time did Mr. Hacker request Board representation, prior to his notification that he was nominating his own slate. We were therefore dismayed by Hakatak's decision to engage in a distracting and costly proxy contest in which it has presented no concrete plans or proposals for the future of your company.



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As the Annual Meeting approaches, I again urge you to support your Board's independent nominees who have been instrumental in making your company an industry leader. We are committed above all, to returning value to our shareholders. PLEASE TAKE THE TIME TO SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY.


Thank you for your continuing support.

Bill Foote

William C. Foote
Chairman, CEO and President
USG Corporation




            If you have any questions, or need assistance in voting

                 your shares, please call our proxy solicitor,
                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, AT 1-888-750-5834
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                                USG CORPORATION

   PLEASE MARK VOTE IN OVALS IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1. Election of four USG Corporation directors       For     Withheld     For All
   to serve for a three year term:                  All        All       Except
   01-KEITH A. BROWN, 02-JAMES C. COTTING,          [ ]        [ ]         [ ]
   03-W. DOUGLAS FORD, 04-JOHN B. SCHWEMM.

   ---------------------------------------------
   USG DIRECTOR NOMINEE EXCEPTION(S), IF ANY.

2. APPROVAL OF AMENDMENT TO THE CORPORATION'S       For     Against      Abstain
   OMNIBUS MANAGEMENT INCENTIVE PLAN.               [ ]        [ ]         [ ]

3. RATIFICATION OF THE APPOINTMENT OF ARTHUR
   ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS
   FOR THE YEAR ENDING DECEMBER 31, 2000.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 4.

4. APPROVAL OF STOCKHOLDER PROPOSAL REGARDING       For     Against      Abstain
   STOCKHOLDER RIGHTS PLANS, IF SUCH PROPOSAL       [ ]        [ ]         [ ]
   IS PROPERLY MADE AT THE ANNUAL MEETING.

5. IN THEIR DISCRETION, ON ANY OTHER MATTER
   THAT MAY PROPERLY COME BEFORE THE MEETING.


I plan to attend the Annual Meeting.                Yes!
                                                    [ ]



Dated:
      ---------------------------------------------


---------------------------------------------------
Signature


---------------------------------------------------
Signature

The signature(s) above should agree with the name(s) shown on this Proxy. Where stock is owned by more than one person, all owners should sign the Proxy. This proxy will then be voted as directed or, if no direction is indicated, it will be voted FOR Items 1, 2 and 3 and AGAINST Item 4.


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PROXY                           USG CORPORATION                            PROXY


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 10, 2000


The undersigned hereby appoints William C. Foote and Dean H. Goossen and each or any of them, attorneys, with power of substitution and with powers the undersigned would possess if personally present, to vote all stock of the undersigned in USG CORPORATION at the annual meeting of stockholders of said Corporation in the Sixth Floor Auditorium, The Northern Trust Building, 50
South LaSalle Street, Chicago, Illinois, on May 10, 2000, and any adjournment thereof, on the matters shown below and as set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

           PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE


Please indicate any change in address.


                                   (Continued and to be signed on reverse side.)